                                                                  EXHIBIT 10(nn)

                    THIRD AMENDMENT TO EMPLOYMENT AGREEMENT


Tuboscope Vetco International Inc., a Texas corporation (the "Company"), Tuboscope Vetco International Corporation, a Delaware corporation (the "Corporation"), and William V. Larkin, Jr. (the "Executive") have previously entered into an Employment Agreement dated as of May 13, 1988 as amended April 30, 1992 and June 23, 1993 (the "Amended Agreement"). The Company and the Corporation are hereinafter sometimes jointly referred to as "the Companies."

WHEREAS, the Companies are contemplating a transaction pursuant to which the Companies would combine their business enterprises with those of another company; (the contemplated transaction is hereinafter referred to as the "Transaction"); and

WHEREAS, the Companies and Executive wish to modify the Amended Agreement in certain respects generally and in particular respects in contemplation of the Transaction;

NOW, THEREFORE, in consideration of the premises and mutual promises contained herein the sufficiency and receipt of which are hereby acknowledged the parties agree as set forth below:

1. Paragraph 3 of the Amended Agreement is amended to read hereafter as follows:

      "In the event of Change of Control, all of Executive's unvested stock options shall vest without further action by either of the Companies or Executive. Notwithstanding anything to the contrary contained in the agreements covering such stock options, such stock options shall be exercisable for the five (5) full calendar years following the Change of Control pursuant to the other terms of the Amended and Restated Stock Option Plan for Key Employees and Directors of Tuboscope Vetco International Corporation."

2. Subparagraph 4(g) of the Amended Agreement is amended by inserting "paragraph 3 and" immediately prior to "subparagraphs 4(a)-(g)" in the second line.

                                                                  EXHIBIT 10(nn)


IN WITNESS WHEREOF, the Company, the Corporation, and the Executive have executed this Agreement on this 3rd day of January, 1996.

EXECUTIVE                               TUBOSCOPE VETCO INTERNATIONAL INC.


/s/  WILLIAM V. LARKIN, JR.             By: /s/  MARTIN R. REID
--------------------------------            -------------------------------
William V. Larkin, Jr.                           Martin R. Reid
                                                 Chairman of the Board

                                        TUBOSCOPE VETCO INTERNATIONAL
                                        CORPORATION


                                        By: /s/  MARTIN R. REID
                                                 --------------------------
                                                 Martin R. Reid
                                                 Chairman of the Board

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